Exhibit 99

SARA LEE CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income

For the Fiscal Years ended July 3, 2010, June 27, 2009 and June 28, 2008

(In millions, except per share data - Unaudited)

	Fiscal Year ended
	July 3,	June 27,	June 28,
	2010	2009	2008
Continuing operations
Net sales	$8,665	$8,682	$8,921

Cost of sales	5,574	5,832	5,937
Selling, general and administrative expenses	2,235	2,122	2,343
Net charges for exit activities, asset and business dispositions	84	98	36
Impairment charges	28	314	851
Contingent sale proceeds	(133)	(150)	(130)

Operating income (loss)	877	466	(116)
Interest expense	139	161	178
Interest income	(24)	(41)	(79)

Income (loss) from continuing operations before income taxes	762	346	(215)
Income tax expense	144	131	101

Income (loss) from continuing operations	618	215	(316)

Discontinued operations:
Income (loss) from discontinued operations, net of tax expense of $462, $92 and $100	(175)	165	276
Gain on sale of discontinued operations, net of tax expense of $74, nil and $1	84	—	(24)

Net income (loss) from discontinued operations	(91)	165	252

Net income (loss)	527	380	(64)

Less: Income from noncontrolling interests, net of tax
Discontinued operations	21	16	15

Net income (loss) attributable to Sara Lee	$506	$364	$(79)

Amounts attributable to Sara Lee:
Net income (loss) from continuing operations	$618	$215	$(316)
Net income (loss) from discontinued operations	(112)	149	237

Earnings per share of common stock:
Basic
Income (loss) from continuing operations	$0.90	$0.31	$(0.44)
Net income (loss)	$0.74	$0.52	$(0.11)
Average shares outstanding	688	701	715

Diluted
Income (loss) from continuing operations	$0.89	$0.31	$(0.44)
Net income (loss)	$0.73	$0.52	$(0.11)
Average shares outstanding	691	703	715

SARA LEE CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income

For the Quarters ended October 2, 2010, September 26, 2009, December 26, 2009, March 27, 2010 and July 3, 2010

(In millions, except per share data - Unaudited)

	Quarter ended
	Fiscal 2011	Fiscal 2010
	October 2,	September 26,	December 26,	March 27,	July 3,
	2010	2009	2009	2010	2010
Continuing operations
Net sales	$2,059	$2,047	$2,359	$2,077	$2,182

Cost of sales	1,391	1,334	1,491	1,296	1,453
Selling, general and administrative expenses	494	522	567	531	615
Net charges for exit activities, asset and business dispositions	4	12	15	25	32
Impairment charges	—	—	17	—	11
Contingent sale proceeds	—	(133)	—	—	—

Operating income	170	312	269	225	71
Interest expense	34	33	35	35	36
Interest income	(6)	(6)	(6)	(7)	(5)
Debt extinguishment costs	30	—	—	—	—

Income from continuing operations before income taxes	112	285	240	197	40
Income tax expense (benefit)	42	101	(58)	174	(73)

Income from continuing operations	70	184	298	23	113

Discontinued operations:
Income (loss) from discontinued operations, net of tax expense (benefit) of $20, $(26), $(3), $440 and $51	35	103	78	(357)	1
Gain on sale of discontinued operations, net of tax expense of $166, nil, nil, $2 and $72	89	—	—	6	78

Net income (loss) from discontinued operations	124	103	78	(351)	79

Net income (loss)	194	287	376	(328)	192

Less: Income from noncontrolling interests, net of tax
Discontinued operations	2	3	5	8	5

Net income (loss) attributable to Sara Lee	$192	$284	$371	$(336)	$187

Amounts attributable to Sara Lee:
Net income from continuing operations	$70	$184	$298	$23	$113
Net income (loss) from discontinued operations	122	100	73	(359)	74

Earnings per share of common stock:
Basic
Income from continuing operations	$0.11	$0.26	$0.43	$0.03	$0.17
Net income (loss)	$0.29	$0.41	$0.53	$(0.49)	$0.28
Average shares outstanding	653	697	699	691	664

Diluted
Income from continuing operations	$0.11	$0.26	$0.43	$0.03	$0.17
Net income (loss)	$0.29	$0.41	$0.53	$(0.49)	$0.28
Average shares outstanding	655	698	701	693	668

Sara Lee Corporation and Subsidiaries

Segment Analysis - as reported

(in millions - Unaudited)

	Quarter ended
	October 2, 2010	September 26, 2009
Continuing Operations:

Net sales:

North American Retail	$707	$659
North American Foodservice	445	457
International Beverage	728	734
International Bakery	186	204
Intersegment	(7)	(7)

Total net sales	$2,059	$2,047

Operating income (loss):

North American Retail	$63	$80
North American Foodservice	29	38
International Beverage	90	123
International Bakery	8	6

Operating segment income	190	247

General corporate expenses	(24)	(59)
Mark-to-market derivative gain/(loss)	12	(1)
Amortization	(8)	(8)
Contingent sale proceeds	—	133

Total operating income	$170	$312

Operating Margin:

North American Retail	8.9%	12.1%
North American Foodservice	6.6	8.3
International Beverage	12.3	16.8
International Bakery	4.5	2.7

Total Sara Lee	8.3%	15.2%

Discontinued Operations:

Net sales	$924	$1,062
Operating segment income	60	86
Operating income	57	79
Operating margin	6.4%	8.2%

Sara Lee Corporation and Subsidiaries

Segment Analysis - as adjusted

(in millions - Unaudited)

	Quarter ended
	October 2, 2010	September 26, 2009
Continuing Operations:

Adjusted net sales:

North American Retail	$707	$659
North American Foodservice	445	457
International Beverage	728	696
International Bakery	186	191
Intersegment	(7)	(7)

Adjusted net sales	$2,059	$1,996

Adjusted operating income (loss):

North American Retail	$64	$83
North American Foodservice	31	38
International Beverage	92	116
International Bakery	8	12

Adjusted operating segment income	195	249

General corporate expenses	(20)	(53)
Mark-to-market derivative gain/(loss)	12	(1)
Amortization	(8)	(8)

Adjusted operating income	$179	$187

Adjusted Operating Margin:

North American Retail	9.0%	12.6%
North American Foodservice	7.0	8.5
International Beverage	12.7	16.6
International Bakery	4.6	6.1

Total Sara Lee	8.7%	9.4%

Discontinued Operations:

Adjusted net sales	$924	$950
Adjusted operating segment income	72	81
Adjusted operating income	69	74
Adjusted operating margin	7.8%	8.6%

*	Adjusted net sales, adjusted operating income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation and Subsidiaries

Segment Analysis - as reported

(in millions - Unaudited)

	Fiscal 2010					Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
Continuing Operations:

Net sales:

North American Retail	$659	$745	$672	$742	$2,818	$2,767
North American Foodservice	457	529	427	460	1,873	2,092
International Beverage	734	884	799	804	3,221	3,062
International Bakery	204	211	186	184	785	795
Intersegment	(7)	(10)	(7)	(8)	(32)	(34)

Total net sales	$2,047	$2,359	$2,077	$2,182	$8,665	$8,682

Operating income (loss):

North American Retail	$80	$122	$101	$43	$346	$251
North American Foodservice	38	45	26	16	125	36
International Beverage	123	172	173	124	592	493
International Bakery	6	(1)	(1)	(18)	(14)	(194)

Operating segment income	247	338	299	165	1,049	586

General corporate expenses	(59)	(63)	(61)	(76)	(259)	(225)
Mark-to-market derivative gain/(loss)	(1)	2	(5)	(9)	(13)	(12)
Amortization	(8)	(8)	(8)	(9)	(33)	(33)
Contingent sale proceeds	133	—	—	—	133	150

Total operating income	$312	$269	$225	$71	$877	$466

Operating Margin:

North American Retail	12.1%	16.4%	15.1%	5.8%	12.3%	9.0%
North American Foodservice	8.3	8.6	5.9	3.4	6.6	1.7
International Beverage	16.8	19.4	21.7	15.5	18.4	16.1
International Bakery	2.7	(0.5)	(0.2)	(9.7)	(1.8)	(24.4)

Total Sara Lee	15.2%	11.4%	10.9%	3.2%	10.1%	5.4%

Discontinued Operations:

Net sales	$1,062	$1,064	$1,026	$1,102	$4,254	$4,200
Operating segment income	86	82	88	54	310	285
Operating income	79	77	84	52	292	262
Operating margin	8.2%	7.7%	8.5%	4.9%	7.3%	6.8%

Sara Lee Corporation and Subsidiaries

Segment Analysis - as adjusted

(in millions - Unaudited)

	Fiscal 2010					Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
Continuing Operations:

Adjusted net sales:

North American Retail	$659	$745	$672	$690	$2,766	$2,767
North American Foodservice	457	529	427	428	1,841	1,953
International Beverage	722	884	799	756	3,161	3,185
International Bakery	204	211	186	171	772	820
Intersegment	(7)	(10)	(7)	(8)	(32)	(34)

Adjusted net sales	$2,035	$2,359	$2,077	$2,037	$8,508	$8,691

Adjusted operating income (loss):

North American Retail	$83	$122	$94	$39	$338	$251
North American Foodservice	38	60	28	23	149	131
International Beverage	124	170	177	115	586	537
International Bakery	13	12	9	11	45	52

Adjusted operating segment income	258	364	308	188	1,118	971

General corporate expenses	(54)	(52)	(40)	(51)	(197)	(209)
Mark-to-market derivative gain/(loss)	(1)	2	(5)	(9)	(13)	(12)
Amortization	(8)	(8)	(8)	(9)	(33)	(33)

Adjusted operating income	$195	$306	$255	$119	$875	$717

Adjusted Operating Margin:

North American Retail	12.6%	16.4%	14.1%	5.6%	12.2%	9.0%
North American Foodservice	8.5	11.3	6.5	5.4	8.1	6.7
International Beverage	17.2	19.2	22.2	15.3	18.5	16.9
International Bakery	6.2	5.8	5.3	5.9	5.8	6.3

Total Sara Lee	9.6%	13.0%	12.3%	5.8%	10.3%	8.3%

Discontinued Operations:

Adjusted net sales	$1,062	$1,064	$1,026	$1,013	$4,165	$4,241
Adjusted operating segment income	98	104	93	113	408	342
Adjusted operating income	91	99	89	111	390	319
Adjusted operating margin	9.3%	9.7%	8.9%	11.2%	9.8%	8.1%

*	Adjusted net sales, adjusted operating income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation

Impact of Significant Items and Contingent Sale Proceeds on Diluted Earnings per Share

(Unaudited)

	2011	2010
	First Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	2009 Full Year	2008 Full Year
As reported:
Diluted EPS from continuing operations	$0.11	$0.26	$0.43	$0.03	$0.17	$0.89	$0.31	$(0.44)

Diluted EPS	$0.29	$0.41	$0.53	$(0.49)	$0.28	$0.73	$0.52	$(0.11)

Increase/(decrease) in EPS from:
Exit activities, asset and business dispositions	$—	$(0.01)	$(0.01)	$(0.02)	$(0.03)	$(0.08)	$(0.11)	$(0.03)
Transformation/Accelerate charges	—	—	—	(0.01)	(0.01)	(0.03)	(0.02)	(0.02)
Curtailment gain	—	—	—	0.02	—	0.02	0.02	—
Gain on property distribution	—	—	—	—	—	—	0.01	—
Balance sheet correction	—	—	—	—	—	—	0.01	—
Mexican tax indemnification	—	—	—	(0.01)	(0.02)	(0.04)	—	—
Debt extinguishment costs	(0.03)	—	—	—	—	—	—	—
Impairment charges	—	—	(0.02)	—	(0.01)	(0.03)	(0.41)	(1.16)

Significant items related to continuing operations before income taxes*	(0.04)	(0.02)	(0.03)	(0.03)	(0.08)	(0.16)	(0.50)	(1.22)
Tax adjustments	0.01	(0.03)	0.17	(0.16)	0.16	0.12	0.03	0.16

Significant items related to continuing operations*	(0.03)	(0.04)	0.14	(0.20)	0.07	(0.04)	(0.47)	(1.06)
Significant items/53rd week impact related to discontinued operations	0.12	0.06	0.01	(0.60)	(0.01)	(0.53)	(0.05)	(0.04)

Total impact of significant items*	$0.08	$0.03	$0.15	$(0.79)	$0.05	$(0.57)	$(0.51)	$(1.10)

Reconciliation of Diluted EPS from Continuing Operations as reported to Adjusted EPS from Continuing Operations:

Diluted EPS from continuing operations as reported	$0.11	$0.26	$0.43	$0.03	$0.17	$0.89	$0.31	$(0.44)
Less:
Impact of significant items on income(loss) from continuing operations	(0.03)	(0.04)	0.14	(0.20)	0.07	(0.04)	(0.47)	(1.06)
Contingent sale proceeds (2)	—	0.15	0.02	0.01	0.01	0.19	0.21	0.18
Impact of 53rd week	—	—	—	—	0.02	0.02	—	—

Adjusted EPS from continuing operations (1)	$0.14	$0.15	$0.27	$0.22	$0.07	$0.72	$0.57	$0.44

Reconciliation of Diluted EPS as reported to Adjusted EPS:

Diluted EPS as reported	$0.29	$0.41	$0.53	$(0.49)	$0.28	$0.73	$0.52	$(0.11)
Less:
Impact of significant items on income(loss)	0.08	0.03	0.15	(0.79)	0.05	(0.57)	(0.51)	(1.10)
Contingent sale proceeds (2)	—	0.15	0.02	0.01	0.01	0.19	0.21	0.18
Impact of 53rd week	—	—	—	—	0.03	0.03	—	—

Adjusted EPS (1)	$0.21	$0.23	$0.36	$0.29	$0.19	$1.08	$0.82	$0.81

*	Amounts are rounded and may not add to the total
(1)	Represents a non-GAAP financial measure. The pages 19 and 20 contain additional detail regarding these measures.
(2)	Contingent Sale Proceeds -

The reported results include the receipt of contingent sale proceeds and the related tax benefit. Sara Lee received contingent sale proceeds in the first quarters of fiscal years 2010, 2009 and 2008. While the contingent sale proceeds are never taxed from the perspective of the corporation’s tax return, income tax expense calculated under U.S. GAAP requires the tax benefit to accrete over the course of the year, with a significant portion of the benefit recognized in the first quarter. At the end of each quarter, the corporation determines its annual effective tax rate based on an estimate of the tax that will be provided for the full fiscal year stated as a percent of estimated “ordinary” income. The term ordinary income refers to ordinary income from continuing operations before income taxes. It excludes significant unusual or infrequently occurring items, as defined by the guidelines for the accounting for income taxes, but includes the contingent sale proceeds. The non-taxable nature of the contingent sale proceeds is reflected in the determination of the annual effective tax rate, providing approximately 5 percentage points of tax benefit.

The estimated annual effective tax rate is applied to the total year-to-date “ordinary” income at the end of each quarter in order to compute the year-to-date tax applicable to ordinary income. The dollar amount of tax benefit related to contingent sale proceeds in any one quarter is equal to approximately 5 percent of total ordinary income, which is the impact on the effective annual tax rate. The full tax benefit is not realized until the end of the year when the lower effective tax rate is applied against full year ordinary income. Although the majority of the earnings impact of the contingent sale proceeds is realized in the first quarter, the full after tax earnings and related earnings per share impact is not realized until the end of the year.

Note - The businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care business segments are being reported as discontinued operations.

Sara Lee Corporation and Subsidiaries

Operating Results by Business Segment*

(in millions - Unaudited)

	First Quarter
	2011	2010
North American Retail

Net sales	$707	$659

Adjusted net sales*	$707	$659

Operating segment income	$63	$80

Operating margin %	8.9%	12.1%

Less: Increase/(decrease) in operating segment income from:
Project Accelerate charges	$(1)	$(3)

Adjusted operating segment income*	$64	$83

Adjusted operating margin %*	9.0%	12.6%

North American Foodservice

Net sales	$445	$457

Adjusted net sales*	$445	$457

Operating segment income	$29	$38

Operating margin %	6.6%	8.3%

Less: Increase/(decrease) in operating segment income from:
Accelerated depreciation	$(2)	$—

Adjusted operating segment income*	$31	$38

Adjusted operating margin %*	7.0%	8.5%

International Beverage

Net sales	$728	$734

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$38

Adjusted net sales*	$728	$696

Operating segment income	$90	$123

Operating margin %	12.3%	16.8%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$9
Project Accelerate charges	(2)	(2)

Adjusted operating segment income*	$92	$116

Adjusted operating margin %*	12.7%	16.6%

International Bakery

Net sales	$186	$204

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$13

Adjusted net sales*	$186	$191

Operating segment income	$8	$6

Operating margin %	4.5%	2.7%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$1
Project Accelerate charges	—	(7)

Adjusted operating segment income*	$8	$12

Adjusted operating margin %*	4.6%	6.1%

*	Adjusted net sales, adjusted operating segment income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation and Subsidiaries

Operating Results by Business Segment*

(in millions - Unaudited)

	First Quarter
	2011	2010

Total Sara Lee - Continuing Operations
Net sales - total operating segments	$2,066	$2,054
Intersegment	(7)	(7)

Net sales	$2,059	$2,047

Less: Increase/(decrease) in net sales from:

Changes in foreign currency exchange rates	$—	$51

Adjusted net sales*	$2,059	$1,996

Total operating segment income	$190	$247

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$10
Project Accelerate charges	(3)	(12)
Accelerated depreciation	(2)	—

Total adjusted operating segment income*	$195	$249

Total operating segment income	$190	$247

General corporate expenses	(24)	(59)
Mark-to-market derivative gains (losses)	12	(1)
Amortization of trademarks and other intangibles	(8)	(8)
Contingent sales proceeds	—	133

Operating income	$170	$312

Operating margin %	8.3%	15.2%

Less: Increase/(decrease) in operating income from:
Contingent sale proceeds	$—	$133
Changes in foreign currency exchange rates	—	9
Project Accelerate charges	(7)	(17)
Accelerated depreciation	(2)	—

Adjusted operating income*	$179	$187

Adjusted operating margin %*	8.7%	9.4%

*	Adjusted net sales, adjusted operating income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation and Subsidiaries

Operating Results For Discontinued Operations

(in millions - Unaudited)

	First Quarter
	2011	2010

North American Fresh Bakery Operations
Net sales	$516	$541

Adjusted net sales*	$516	$541

Operating segment income	$2	$17

Operating margin %	0.4%	3.2%

Less: Increase/(decrease) in operating segment income (loss) from:
Exit activities and business dispositions	$(1)	$(1)
Pension partial withdrawal liability charge	—	(7)

Adjusted operating segment income*	$3	$25

Adjusted operating margin %*	0.5%	4.7%

Operating segment income	$2	$17

Amortization expense	(3)	(3)
Mark-to-market derivative gains and losses/Other	(2)	(1)
Adjustment for noncontrolling interests	2	1

Operating income (loss)	$(1)	$14

Less: Increase/(decrease) in operating income (loss) from:
Exit activities and business dispositions	$(1)	$(1)
Pension partial withdrawal liability charge	—	(7)

Adjusted operating income (loss)	$—	$22

Operating income (loss)	$(1)	$14
Interest expense, net	(2)	(2)

Income (loss) before income taxes	(3)	12
Income tax expense (benefit)	(1)	5

Income (loss) from discontinued operations	$(2)	$7

Adjustment for noncontrolling interests	(2)	(1)

Net income (loss) from discontinued North American fresh bakery operations attributable to Sara Lee	$(4)	$6

*	Adjusted net sales, adjusted operating segment income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation and Subsidiaries

Operating Results For Discontinued Operations

(in millions - Unaudited)

	First Quarter
	2011	2010
International Household and Body Care Businesses

Net sales	$408	$521

Less: Increase/(decrease) in net sales from:

Changes in foreign currency exchange rates	$—	$20

Disposition	—	92

Adjusted net sales*	$408	$409

Operating segment income	$58	$69

Operating margin %	14.1%	13.3%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$3
Exit activities and business dispositions	(7)	—
Professional fees/Other	(4)	(4)
Dispositions	—	14

Adjusted operating segment income*	$69	$56

Adjusted operating margin %*	17.0%	13.7%

Operating segment income	$58	$69

Amortization expense	—	(4)

Operating income	$58	$65

Less: Increase/(decrease) in operating income from:
Changes in foreign currency exchange rates	$—	$3
Exit activities and business dispositions	(7)	—
Professional fees/Other	(4)	(4)
Dispositions	—	14

Adjusted operating income	$69	$52

Operating income	$58	$65
Interest income (expense), net	—	—

Income before income taxes	58	65
Income tax expense (benefit)	21	(31)

Income from discontinued operations	$37	$96

Adjustment for noncontrolling interests	—	(2)

Income from discontinued household and body care operations attributable to Sara Lee	$37	$94

Gain on sale of discontinued operations, net of tax	89	—

Net income from discontinued household and body care operations attributable to Sara Lee	$126	$94

*	Adjusted net sales, adjusted operating segment income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation and Subsidiaries

Operating Results For Discontinued Operations

(in millions - Unaudited)

	First Quarter
	2011	2010
Total Discontinued Operations

Net sales	$924	$1,062

Less: Increase/(decrease) in net sales from:

Changes in foreign currency exchange rates	$—	$20

Disposition	—	92

Adjusted net sales*	$924	$950

Operating segment income	$60	$86

Operating margin %	6.4%	8.2%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$3
Exit activities and business dispositions	(8)	(1)
Professional fees/Other	(4)	(4)
Dispositions	—	14
Pension partial withdrawal liability charge	—	(7)

Adjusted operating segment income*	$72	$81

Adjusted operating margin %*	7.8%	8.6%

Operating segment income	$60	$86

Amortization expense	(3)	(7)
Mark-to-market derivative gains and losses/Other	(2)	(1)
Adjustment for noncontrolling interests	2	1

Operating income	$57	$79

Changes in foreign currency exchange rates	$—	$3
Exit activities and business dispositions	(8)	(1)
Professional fees/Other	(4)	(4)
Dispositions	—	14
Pension partial withdrawal liability charge	—	(7)

Adjusted operating income	$69	$74

Operating income	$57	$79
Interest expense, net	(2)	(2)

Income before income taxes	55	77
Income tax expense (benefit)	20	(26)

Income from discontinued operations	$35	$103

Adjustment for noncontrolling interests	(2)	(3)

Income from discontinued operations attributable to Sara Lee	$33	$100

Gain on sale of discontinued operations, net of tax	89	—

Net income from discontinued operations attributable to Sara Lee	$122	$100

*	Adjusted net sales, adjusted operating segment income and adjusted operating margin % are non-GAAP measures.

See pages 19 and 20 for a detailed explanation of these and other non-GAAP measures used in this report.

Sara Lee Corporation

Operating Results by Business Segment

(Unaudited)

(In millions)

						Fiscal 2009
	Fiscal 2010
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
North American Retail
Net sales	$659	$745	$672	$742	$2,818	$2,767

Impact of 53rd Week	$—	$—	$—	$52	$52	$—

Adjusted net sales (1)	$659	$745	$672	$690	$2,766	$2,767

Operating segment income	$80	$122	$101	$43	$346	$251

Operating margin %	12.1%	16.4%	15.1%	5.8%	12.3%	9.0%

Less: Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$(3)	$—	$—	$(1)	$(4)	—
Curtailment gain	—	—	7	—	7	—
Impact of 53rd Week	—	—	—	5	5	—

Adjusted operating segment income	$83	$122	$94	$39	$338	$251

Adjusted operating margin %	12.6%	16.4%	14.1%	5.6%	12.2%	9.0%

						Fiscal 2009
	Fiscal 2010
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
North American Foodservice
Net sales	$457	$529	$427	$460	$1,873	$2,092

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(3)
Acquisitions/Dispositions	—	—	—	—	—	142
Impact of 53rd Week	—	—	—	32	32	—

Adjusted net sales (1)	$457	$529	$427	$428	$1,841	$1,953

Operating segment income	$38	$45	$26	$16	$125	$36

Operating margin %	8.3%	8.6%	5.9%	3.4%	6.6%	1.7%

Less: Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$(2)	$(8)	$—	$(10)	1
Impairment charges	—	(13)	—	(2)	(15)	(107)
Accelerated depreciation	—	—	—	(7)	(7)	—
Curtailment gain	—	—	6	—	6	—
Disposition	—	—	—	—	—	11
Impact of 53rd Week	—	—	—	2	2	—

Adjusted operating segment income	$38	$60	$28	$23	$149	$131

Adjusted operating margin %	8.5%	11.3%	6.5%	5.4%	8.1%	6.7%

(1)	Adjusted net sales, adjusted operating segment income and adjusted operating margin are non-GAAP financial measures.

See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - Amounts have been revised to reflect the businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments as discontinued operations

Sara Lee Corporation

Operating Results by Business Segment

(Unaudited)

(In millions)

						Fiscal 2009
	Fiscal 2010
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
International Beverage
Net sales	$734	$884	$799	$804	$3,221	$3,062

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(124)
Acquisitions/Dispositions	12	—	—	—	12	1
Impact of 53rd Week	—	—	—	48	48	—

Adjusted net sales (1)	$722	$884	$799	$756	$3,161	$3,185

Operating segment income	$123	$172	$173	$124	$592	$493

Operating margin %	16.8%	19.4%	21.7%	15.5%	18.4%	16.1%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(17)
Exit activities, asset and business dispositions	(2)	2	(4)	(8)	(12)	(50)
Transformation/Accelerate charges	—	—	—	—	—	(3)
Postretirement curtailment gain	—	—	—	—	—	12
Gain on property disposition	—	—	—	—	—	14
Acquisition/Disposition	1	—	—	—	1	—
Impact of 53rd Week	—	—	—	17	17	—

Adjusted operating segment income	$124	$170	$177	$115	$586	$537

Adjusted operating margin %	17.2%	19.2%	22.2%	15.3%	18.5%	16.9%

						Fiscal 2009
	Fiscal 2010
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
International Bakery
Net sales	$204	$211	$186	$184	$785	$795

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(25)
Impact of 53rd Week	—	—	—	13	13	—

Adjusted net sales (1)	$204	$211	$186	$171	$772	$820

Operating segment income (loss)	$6	$(1)	$(1)	$(18)	$(14)	$(194)

Operating margin %	2.7%	(0.5)%	(0.2)%	(9.7)%	(1.8)%	(24.4)%

Less: Increase/(decrease) in operating segment income (loss) from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(1)
Exit activities, asset and business dispositions	(7)	(8)	(11)	(20)	(46)	(37)
Transformation/Accelerate charges	—	(1)	1	(1)	(1)	(1)
Impairment charges	—	(4)	—	(9)	(13)	(207)
Impact of 53rd Week	—	—	—	1	1	—

Adjusted operating segment income	$13	$12	$9	$11	$45	$52

Adjusted operating margin %	6.2%	5.8%	5.3%	5.9%	5.8%	6.3%

(1)	Adjusted net sales, adjusted operating segment income and adjusted operating margin are non-GAAP financial measures.

See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - Amounts have been revised to reflect the businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments as discontinued operations

Sara Lee Corporation

Operating Results by Business Segment

(Unaudited)

(In millions)

						Fiscal 2009
	Fiscal 2010
	First	Second	Third	Fourth	Total	Total
	Quarter	Quarter	Quarter	Quarter	Year	Year
Total Sara Lee - Continuing Operations

Net sales - total operating segments	$2,054	$2,369	$2,084	$2,190	$8,697	$8,716
Intersegment	(7)	(10)	(7)	(8)	(32)	(34)

Net sales	$2,047	$2,359	$2,077	$2,182	$8,665	$8,682

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(152)
Acquisitions/Dispositions	12	—	—	—	12	143
Impact of 53rd Week	—	—	—	145	145	—

Adjusted net sales (1)	$2,035	$2,359	$2,077	$2,037	$8,508	$8,691

Total operating segment income	$247	$338	$299	$165	$1,049	$586
Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	—	—	—	—	—	(18)
Exit activities, asset and business dispositions	(12)	(8)	(23)	(29)	(72)	(86)
Impairment charges	—	(17)	—	(11)	(28)	(314)
Transformation/Accelerate charges	—	(1)	1	(1)	(1)	(4)
Accelerated depreciation	—	—	—	(7)	(7)	—
Pension/Postretirement curtailment gain	—	—	13	—	13	12
Gain on property disposition	—	—	—	—	—	14
Acquisition/Disposition	1	—	—	—	1	11
Impact of 53rd Week	—	—	—	25	25	—

Adjusted operating segment income	$258	$364	$308	$188	$1,118	$971

Total operating segment income	$247	$338	$299	$165	$1,049	$586

General corporate expenses	(59)	(63)	(61)	(76)	(259)	(225)
Mark-to-market derivative gains (losses)	(1)	2	(5)	(9)	(13)	(12)
Amortization of trademarks and other intangibles	(8)	(8)	(8)	(9)	(33)	(33)
Contingent sales proceeds	133	—	—	—	133	150

Operating income	$312	$269	$225	$71	$877	$466

Operating margin %	15.2%	11.4%	10.9%	3.2%	10.1%	5.4%

Less: Increase/(decrease) in operating income from:
Contigent sales proceeds	$133	$—	$—	$—	$133	$150
Changes in foreign currency exchange rates	—	—	—	—	—	(17)
Exit activities, asset and business dispositions	(12)	(15)	(25)	(32)	(84)	(98)
Transformation/Accelerate charges	(5)	(5)	(11)	(2)	(23)	(20)
Accelerated depreciation	—	—	—	(11)	(11)	—
Curtailment gain	—	—	21	—	21	12
Gain on property disposition	—	—	—	—	—	14
Mexican tax indemnification	—	—	(15)	(11)	(26)	—
Balance sheet corrections	—	—	—	—	—	11
Impairment charges	—	(17)	—	(11)	(28)	(314)
Acquisitions/Dispositions	1	—	—	—	1	11
Impact of 53rd Week	—	—	—	19	19	—

Adjusted operating income	$195	$306	$255	$119	$875	$717

Adjusted operating margin %	9.6%	13.0%	12.3%	5.8%	10.3%	8.3%

(1)	Adjusted net sales, adjusted operating income and adjusted operating margin are non-GAAP financial measures.

See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - Amounts have been revised to reflect the businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments as discontinued operations

Sara Lee Corporation

Operating Results For Discontinued Operations

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2010					2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
North American Fresh Bakery Operations
Net sales	$541	$499	$501	$587	$2,128	$2,200

Less: Increase/(decrease) in net sales from:
Impact of 53rd Week	$—	$—	$—	$52	$52	$—

Adjusted net sales (1)	$541	$499	$501	$535	$2,076	$2,200

Operating segment income	$17	$19	$9	$11	$56	$39

Operating margin %	3.2%	3.7%	1.8%	1.9%	2.6%	1.8%

Less: Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$(1)	$—	$—	$1	$—	$(5)
Transformation/Accelerate charges	—	—	—	—	—	(1)
Accelerated depreciation	—	—	(2)	—	(2)	—
Curtailment gain	—	—	3	—	3	—
Pension partial withdrawal liability charge	(7)	—	—	(16)	(23)	(31)
Impact of 53rd Week	—	—	—	6	6	—

Adjusted operating segment income	$25	$19	$8	$20	$72	$76

Adjusted operating margin %	4.7%	3.7%	1.5%	3.8%	3.4%	3.5%

Operating segment income	$17	$19	$9	$11	$56	$39

Amortization expense	(3)	(4)	(4)	(5)	(16)	(14)
Mark-to-market derivative gains and losses/Other	(1)	(2)	(2)	(1)	(6)	(9)
Adjustment for noncontrolling interests	1	1	2	3	7	5

Operating income	14	14	5	8	41	21

Less: Increase/(decrease) in operating income from:
Exit activities, asset and business dispositions	(1)	—	—	1	—	(5)
Transformation/Accelerate charges	—	—	—	—	—	(1)
Accelerated depreciation	—	—	(2)	—	(2)	—
Curtailment gain	—	—	3	—	3	—
Pension partial withdrawal liability charge	(7)	—	—	(16)	(23)	(31)
Impact of 53rd Week	—	—	—	6	6	—

Adjusted operating income (loss)	$22	$14	$4	$17	$57	$58

Operating income	$14	$14	$5	$8	$41	$21
Interest expense, net	(2)	(3)	(2)	(1)	(8)	(9)

Income (loss) before income taxes	12	11	3	7	33	12
Income tax expense (benefit)	5	4	(2)	2	9	2

Income from discontinued operations	$7	$7	$5	$5	$24	$10

Adjustment for noncontrolling interests	(1)	(1)	(2)	(3)	(7)	(5)

Net income (loss) from discontinued North American fresh bakery operations attributable to Sara Lee	$6	$6	$3	$2	$17	$5

(1)	Adjusted net sales, adjusted operating segment income, adjusted operating income and adjusted operating margin are non-GAAP financial measures.

See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - The businesses that formerly comprised the North American Fresh Bakery segment are being reported as discontinued operations.

Sara Lee Corporation

Operating Results For Discontinued Operations

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2010					2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
International Household and Body Care Businesses
Net sales	$521	$565	$525	$515	$2,126	$2,000

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(54)
Acquisitions/Dispositions	—	—	—	—	—	13
Impact of 53rd Week	—	—	—	37	37	—

Adjusted net sales (1)	$521	$565	$525	$478	$2,089	$2,041

Operating segment income	$69	$63	$79	$43	$254	$246

Operating margin %	13.3%	11.2%	14.9%	8.4%	12.0%	12.3%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(10)
Exit activities, asset and business dispositions	—	—	—	(17)	(17)	(11)
Transformation/Accelerate charges	—	—	—	—	—	(2)
Curtailment gain	—	(11)	1	—	(10)	5
Competition law charges	—	—	—	(28)	(28)	—
Professional fees/Other	(4)	(11)	(7)	(13)	(35)	(4)
Acquisitions/Dispositions	—	—	—	—	—	2
Impact of 53rd Week	—	—	—	8	8	—

Adjusted operating segment income	$73	$85	$85	$93	$336	$266

Adjusted operating margin %	14.1%	15.0%	16.0%	19.5%	16.1%	13.0%

Operating segment income	$69	$63	$79	$43	$254	$246

Amortization expense	(4)	—	—	—	(4)	(18)
Foreign currency transaction gains/Other	—	—	—	1	1	13

Operating income	65	63	79	44	251	241

Less: Increase/(decrease) in operating income from:
Changes in foreign currency exchange rates	—	—	—	—	—	(10)
Exit activities, asset and business dispositions	—	—	—	(17)	(17)	(11)
Transformation/Accelerate charges	—	—	—	—	—	(2)
Curtailment gain	—	(11)	1	—	(10)	5
Competition law charges	—	—	—	(28)	(28)	—
Professional fees/Other	(4)	(11)	(7)	(13)	(35)	(4)
Acquisitions/Dispositions	—	—	—	—	—	2
Impact of 53rd Week	—	—	—	8	8	—

Adjusted operating income	$69	$85	$85	$94	$333	$261

Operating income	$65	$63	$79	$44	$251	$241
Interest income, net	—	1	1	1	3	4

Income before income taxes	65	64	80	45	254	245
Income tax expense (benefit)	(31)	(7)	442	49	453	90

Income from discontinued operations	96	71	(362)	(4)	(199)	155

Adjustment for noncontrolling interests	(2)	(4)	(6)	(2)	(14)	(11)

Income (loss) from discontinued household and body care operations attributable to Sara Lee	$94	$67	$(368)	$(6)	$(213)	$144

Gain on sale of discontinued operations, net of tax	—	—	6	78	84	—

Net income (loss) from discontinued household and body care operations attributable to Sara Lee	$94	$67	$(362)	$72	$(129)	$144

(1)	Adjusted net sales, adjusted operating segment income, adjusted operating income and adjusted operating margin are non-GAAP financial measures.

See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - The businesses that formerly comprised the International Household and Body Care segment are being reported as discontinued operations.

Sara Lee Corporation

Operating Results For Discontinued Operations

(Unaudited)

(In millions)

						Fiscal
	Fiscal 2010					2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year	Total Year
Total Discontinued Operations
Net sales	$1,062	$1,064	$1,026	$1,102	$4,254	$4,200

Less: Increase/(decrease) in net sales from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(54)
Acquisitions/Dispositions	—	—	—	—	—	13
Impact of 53rd Week	—	—	—	89	89	—

Adjusted net sales (1)	$1,062	$1,064	$1,026	$1,013	$4,165	$4,241

Operating segment income	$86	$82	$88	$54	$310	$285

Operating margin %	8.2%	7.7%	8.5%	4.9%	7.3%	6.8%

Less: Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$—	$—	$—	$—	$—	$(10)
Exit activities, asset and business dispositions	(1)	—	—	(16)	(17)	(16)
Transformation/Accelerate charges	—	—	—	—	—	(3)
Accelerated depreciation	—	—	(2)	—	(2)	—
Curtailment gain	—	(11)	4	—	(7)	5
Pension partial withdrawal liability charge	(7)	—	—	(16)	(23)	(31)
Competition law charges	—	—	—	(28)	(28)	—
Professional fees/Other	(4)	(11)	(7)	(13)	(35)	(4)
Acquisitions/Dispositions	—	—	—	—	—	2
Impact of 53rd Week	—	—	—	14	14	—

Adjusted operating segment income (1)	$98	$104	$93	$113	$408	$342

Adjusted operating margin %	9.3%	9.7%	8.9%	11.2%	9.8%	8.1%

Operating segment income	$86	$82	$88	$54	$310	$285

Amortization expense	(7)	(4)	(4)	(5)	(20)	(32)
Mark-to-market derivative gains and losses/Foreign currency transaction gains/Other	(1)	(2)	(2)	—	(5)	4
Adjustment for noncontrolling interests	1	1	2	3	7	5

Operating income	79	77	84	52	292	262

Less: Increase/(decrease) in operating income from:
Changes in foreign currency exchange rates	—	—	—	—	—	$(10)
Exit activities, asset and business dispositions	(1)	—	—	(16)	(17)	(16)
Transformation/Accelerate charges	—	—	—	—	—	(3)
Accelerated depreciation	—	—	(2)	—	(2)	—
Curtailment gain	—	(11)	4	—	(7)	5
Pension partial withdrawal liability charge	(7)	—	—	(16)	(23)	(31)
Competition law charges	—	—	—	(28)	(28)	—
Professional fees/Other	(4)	(11)	(7)	(13)	(35)	(4)
Acquisitions/Dispositions	—	—	—	—	—	2
Impact of 53rd Week	—	—	—	14	14	—

Adjusted operating income (1)	$91	$99	$89	$111	$390	$319

Operating income	$79	$77	$84	$52	$292	$262
Interest expense, net	(2)	(2)	(1)	—	(5)	(5)

Income before income taxes	77	75	83	52	287	257
Income tax expense (benefit)	(26)	(3)	440	51	462	92

Income (loss) from discontinued operations	103	78	(357)	1	(175)	165

Adjustment for noncontrolling interests	(3)	(5)	(8)	(5)	(21)	(16)

Income (loss) from discontinued operations attributable to Sara Lee	$100	$73	$(365)	$(4)	$(196)	$149

Gain on sale of discontinued operations, net of tax	—	—	6	78	84	—

Net income (loss) from discontinued operations attributable to Sara Lee	$100	$73	$(359)	$74	$(112)	$149

(1)	Adjusted net sales, adjusted operating segment income, adjusted operating income and adjusted operating margin are non-GAAP financial measures. See pages 19 and 20 for an explanation of these and other non-GAAP financial measures used in this report.

Note - The businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments are being reported as discontinued operations.

Explanation of Non-GAAP Financial Measures

Management measures and reports Sara Lee’s financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this report, Sara Lee highlights certain items that have significantly impacted the corporation’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total corporation for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; transformation program and Project Accelerate costs; impairment charges; pension partial withdrawal liability charges; benefit plan curtailment gains (losses); debt extinguishment costs; tax charge on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; changes in tax valuation allowances and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Sara Lee or the applicable business segment or discontinued operations and to enable more meaningful comparability between financial results from period to period. Additionally, Sara Lee believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the corporation.

“Contingent sale proceeds” are contingent proceeds from the sale of the company’s tobacco business in fiscal 1999. Under the sales agreement, Sara Lee received cash payments annually so long as tobacco continued to be a legal product in the specified countries. Our last cash payment was received on July 15, 2009. Contingent sale proceeds are not “significant items,” but are identified separately because the income is not generated by the company’s underlying business and has a finite term.

“Impact of 53rd week” is the financial impact to Sara Lee, in terms of additional sales, expense or income, resulting from fiscal 2010 having 53 weeks as compared to 52 weeks in the comparable fiscal years.

This report contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items, the receipt of contingent sale proceeds, the impact of acquisitions and dispositions, the impact of the 53rd week and changes in foreign currency exchange rates. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Sara Lee’s business that, when viewed together with Sara Lee’s financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Sara Lee’s historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding significant items and the impact of the contingent sale proceeds. Management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Sara Lee’s historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining achievement of incentive compensation. Two of the three performance measures under Sara Lee’s annual incentive plan are net sales and operating income, which are the reported amounts as adjusted for significant items and possibly other items. Operating income, as adjusted for significant items, also may be used as a component of Sara Lee’s long-term incentive plans. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

The following is an explanation of the non-GAAP financial measures presented in this report.

“Adjusted EPS” excludes from diluted EPS, as reported, for total Sara Lee, for continuing operations or for discontinued operations, as indicated, the per share impact of significant items and contingent sale proceeds, and the per share impact of the 53rd week recognized in the fiscal period presented. The line item title or the context of its use in this report and in other communications indicates whether “Adjusted EPS” refers to total Adjusted EPS for all of Sara Lee, Adjusted EPS from continuing operations or Adjusted EPS from discontinued operations.

“Adjusted net sales” for continuing operations or discontinued operations, as indicated in this report, excludes from applicable net sales the impact of businesses acquired or divested after the start of the fiscal period and the impact of the 53rd week, and also presents the prior fiscal period’s results at the subsequent fiscal period’s currency exchange rates.

“Adjusted operating income” for continuing operations or discontinued operations, as indicated in this report, excludes from applicable operating income the impact of significant items and contingent sale proceeds, if any, the impact of the 53rd week and businesses acquired or divested after the start of the fiscal period, and also presents the prior fiscal period’s results at the subsequent fiscal period’s currency exchange rates.

“Adjusted operating margin” for continuing operations, a specified business segment or discontinued operations, as indicated in this report, is a non-GAAP financial measure that equals adjusted operating income for the applicable portion of the business divided by adjusted net sales of the corporation (in the case of computing adjusted operating margin for continuing operations) or adjusted operating segment income for a business segment or discontinued operations divided by adjusted net sales for that business segment or discontinued operation (in the case of computing adjusted operating margin for a specific business segment or discontinued operations).

“Adjusted operating segment income” for continuing operations, a specified business segment or discontinued operations, as indicated in this report, excludes from the operating segment income from continuing operations, of a specified business segment or from discontinued operations the impact of significant items and the impact of the 53rd week recognized by that portion of the business during the fiscal period and businesses acquired or divested after the start of the fiscal period, and also presents the prior fiscal period’s results at the subsequent fiscal period’s currency exchange rates.

“Adjusted income or adjusted net income” for continuing operations, discontinued operations or total Sara Lee, as indicated in this report, excludes from applicable net income the after tax impact of significant items, contingent sale proceeds and the after tax impact of the 53rd week, if any. The amount does not include any adjustment for businesses acquired or divested after the start of the fiscal period and presents each fiscal year’s results at that fiscal year’s currency exchange rates.